UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2012

Piper Jaffray Companies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31720	30-0168701
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Suite 800, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(612) 303-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 1, 2012, Piper Jaffray Companies (the "Company") issued the attached press release, which is incorporated herein by reference. The press release contains forward-looking statements, which are statements that are not historical or current facts, including statements about beliefs and expectations. Forward-looking statements are subject to inherent risks and uncertainties, both known and unknown, that are difficult to predict and important factors could cause actual results to differ materially from those anticipated, including factors identified under "Risk Factors" in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, and updated in the Company’s subsequent reports filed with the SEC. Also, forward-looking statements speak only as of the date they are made, and readers are cautioned not to place undue reliance on them. The Company undertakes no obligation to update them in light of new information or future events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piper Jaffray Companies

March 1, 2012	By:	/s/ James L. Chosy

Name: James L. Chosy
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99	Press release dated March 1, 2012